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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



                                November 4, 2005
                                ----------------
                      (Date of the earliest event reported)



                             Simulations Plus, Inc.
                             ----------------------
             (Exact name of Registrant as specified in its charter)


          California                      001-32046              95-4595609
          ----------                      ---------              ----------
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
        of incorporation)                                    Identification No.)

                 1220 West Avenue J, Lancaster, California 93534
                 -----------------------------------------------
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (661) 723-7723
                                 --------------
               Registrant's telephone number, including area code


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ITEM 2.01.  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

         On November 4, 2005, Simulations Plus, Inc., a California corporation (the "Company") issued a press release announcing that it has acquired all assets of Bioreason, Inc. (www.bioreason.com) of Santa Fe, New Mexico, a chemistry software company providing research tools to the pharmaceutical and biotechnology industries, in an all-cash transaction for approximately $788,000.



ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(a) Exhibits

     99.1     Press release dated November 4, 2005


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                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                    SIMULATIONS PLUS, INC.



Dated: November 4, 2005                             By: /s/ Momoko Beran
                                                        -----------------------
                                                        Momoko A. Beran
                                                        Chief Financial Officer


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                                 EXHIBITS INDEX
                                 --------------


              Exhibit Number                        Description
              --------------                        -----------

                   99.1                 Press release, dated November 4, 2005


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